UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 25, 2011
PEOPLES FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

01-12103	64-0709834

(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530

(Address of Principal Executive Offices)	(Zip Code)
(228) 435-5511
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Long-time member of the board of directors of Peoples Financial Corporation (the “Company”) Lyle M. Page passed away on July 22, 2011. At a meeting of the board of the Company on August 24, 2011, Jeffrey H. O’Keefe was appointed to complete Mr. Page’s one year term. Mr. O’Keefe has served on the Company’s bank subsidiary board since 1986. He has also been appointed to serve on the audit and compensation committees of the Company.
On August 25, 2011, Peoples Financial Corporation issued a press release announcing this event.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press release issued by Peoples Financial Corporation dated August 25, 2011, “Biloxi Business Leader Jeffrey O’Keefe Is Elected to Board of Directors of Peoples Financial Corporation.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 25, 2011

PEOPLES FINANCIAL CORPORATION
By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO